BancAnalysts Association of Boston Conference Presentation November 3, 2017 Exhibit 99.1

Disclaimer This presentation contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects”, or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could”, or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive pressures; the inability to realize cost savings, revenues or other benefits, or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Who is M&T Bank Corporation? Top 20 US-based, commercial bank holding company Substantial growth from $2 billion in assets in 1983 to $120 billion at September 30, 2017 16,836 employees across 783 domestic branches in eight states and Washington DC 3.8 million customers representing 6.0 million accounts $84 billion of assets under management(1) Lowest percentage credit losses among the large money-center / superregional banks through the financial crisis 1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce dividend M&T has not posted a loss going back to 1976 – 165 quarters All data as September 30, 2017. (1) Includes affiliated manager.

Key Ratios Notes: The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances. Risk Weighted Assets for 3Q’17 are preliminary. For periods prior to 2015, reflects Tier 1 Common ratios under Basel I standards.

M&T’s Business Model – a Historical Perspective Notes: Years prior to 2011 not restated for LIHTC. Refer to appendix for peer group list and GAAP reconciliation. Source: SNL Financial MTB 3Q 2017: 2.48% MTB 3Q 2017: 0.11% MTB 3Q 2017: 3.53% MTB 3Q 2017: 56.00%

Less Volatile Loan Growth Through Credit Cycles Commercial Real Estate Commercial and Industrial Notes: M&T data reflects average loan balances. Industry Commercial loans includes both “Commercial and Industrial Loans” and “Other Loans and Leases” as outlined in the Federal Reserve H8 report. Source: Federal Reserve H8 data – domestically chartered commercial banks, not seasonally adjusted. Slower growth vs. industry average post-crisis Higher 2016 growth from draws on commitments made in prior years, which slowed in 2017 Sustained loan growth during financial crisis

Annual Change – Average Loan Balances Loan Growth versus Peers Average Balances as a % of Average Diluted Shares Annual Change – Average Loan Balances per Share Loan growth through the cycle exceeds peer median, with organic loan growth complemented by disciplined acquisitions CAGR Rank 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017-LTM 2008 to 2017-LTM 1 Peer 3 23.3% Peer 1 125.4% Peer 2 3.7% MTB 9.6% Peer 1 16.0% Peer 1 7.4% Peer 3 8.0% MTB 9.5% MTB 25.1% Peer 5 39.9% Peer 1 13.1% 2 Peer 1 15.0% Peer 2 13.1% Peer 4 2.6% Peer 2 3.9% MTB 11.6% Peer 5 5.2% Peer 6 5.7% Peer 3 7.8% Peer 5 21.1% Peer 3 30.6% MTB 7.4% 3 Peer 2 11.8% Peer 4 7.3% MTB 0.7% Peer 3 3.6% Peer 10 9.0% Peer 7 5.0% Peer 2 5.0% Peer 9 7.6% Peer 3 18.7% MTB 10.2% Peer 2 5.9% 4 Peer 8 11.4% MTB 4.3% Peer 3 (3.7%) Peer 7 1.2% Peer 2 8.2% Peer 2 4.5% Peer 5 5.0% Peer 4 7.6% Peer 4 10.9% Peer 9 7.6% Peer 3 5.7% 5 MTB 10.7% Peer 8 1.9% Peer 7 (5.0%) Peer 6 1.1% Peer 4 7.3% MTB 3.7% Peer 10 4.8% Peer 5 5.9% Peer 9 7.7% Peer 4 5.3% Peer 4 5.0% 6 Peer 7 9.6% Peer 11 (2.1%) Peer 6 (7.2%) Peer 4 1.1% Peer 6 6.4% Peer 4 3.3% Peer 1 4.6% Peer 2 4.7% Peer 2 6.1% Peer 6 5.2% Peer 5 1.6% 7 Peer 4 8.2% Peer 7 (2.8%) Peer 1 (7.6%) Peer 10 (0.6%) Peer 7 5.7% Peer 8 2.8% Peer 9 4.6% Peer 11 4.2% Peer 6 5.7% Peer 2 5.1% Peer 6 1.3% 8 Peer 10 3.8% Peer 6 (3.3%) Peer 8 (7.9%) Peer 1 (1.2%) Peer 3 5.5% Peer 10 2.7% Peer 8 3.6% Peer 10 4.0% Peer 8 4.7% Peer 8 4.5% Peer 7 1.0% 9 Peer 5 3.3% Peer 3 (5.1%) Peer 11 (8.6%) Peer 8 (3.8%) Peer 5 4.0% Peer 3 2.5% Peer 7 2.3% Peer 1 2.8% Peer 11 2.2% Peer 1 2.7% Peer 8 0.5% 10 Peer 9 2.2% Peer 9 (7.0%) Peer 9 (12.0%) Peer 9 (4.7%) Peer 9 0.6% Peer 6 (0.3%) Peer 11 1.4% Peer 7 2.4% Peer 1 1.5% Peer 10 (0.3%) Peer 9 (0.5%) 11 Peer 11 2.2% Peer 5 (9.7%) Peer 10 (12.2%) Peer 11 (7.0%) Peer 8 0.5% Peer 11 (1.8%) Peer 4 1.1% Peer 6 2.2% Peer 7 1.1% Peer 11 (0.7%) Peer 10 (0.7%) 12 Peer 6 (0.3%) Peer 10 (11.0%) Peer 5 (18.8%) Peer 5 (10.0%) Peer 11 (5.6%) Peer 9 (2.0%) MTB (0.6%) Peer 8 1.6% Peer 10 0.8% Peer 7 (1.0%) Peer 11 (2.2%) CAGR Rank 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017-LTM 2008 to 2017-LTM 1 Peer 2 11.8% Peer 1 71.4% Peer 2 0.3% MTB 5.8% Peer 1 15.4% Peer 7 11.0% Peer 3 9.4% Peer 9 11.5% Peer 9 10.6% Peer 9 11.3% Peer 1 8.5% 2 Peer 1 11.1% Peer 2 6.8% MTB (2.8%) Peer 2 3.7% Peer 2 9.7% Peer 5 8.7% Peer 5 9.1% Peer 5 10.1% MTB 9.4% Peer 5 10.0% Peer 2 6.3% 3 Peer 8 10.9% MTB 0.8% Peer 4 (7.0%) Peer 4 0.5% MTB 8.6% Peer 2 7.1% Peer 7 8.6% Peer 3 9.9% Peer 6 9.3% Peer 6 8.7% MTB 3.2% 4 MTB 9.8% Peer 4 (6.7%) Peer 9 (12.0%) Peer 1 (2.3%) Peer 4 6.8% Peer 1 6.8% Peer 2 7.1% Peer 11 8.4% Peer 2 9.1% Peer 2 7.9% Peer 9 0.6% 5 Peer 4 8.1% Peer 9 (7.0%) Peer 7 (13.6%) Peer 6 (4.4%) Peer 7 6.2% Peer 10 5.8% Peer 6 6.9% Peer 2 7.1% Peer 5 9.0% MTB 6.9% Peer 4 0.2% 6 Peer 10 7.3% Peer 8 (10.8%) Peer 6 (18.6%) Peer 9 (4.7%) Peer 3 6.0% Peer 3 4.9% Peer 10 5.6% Peer 7 6.9% Peer 11 8.1% Peer 1 6.5% Peer 7 (2.7%) 7 Peer 7 7.0% Peer 10 (11.2%) Peer 1 (19.2%) Peer 10 (7.6%) Peer 10 5.5% Peer 4 2.5% Peer 9 5.0% Peer 10 6.5% Peer 7 6.8% Peer 11 4.8% Peer 6 (2.7%) 8 Peer 11 4.8% Peer 6 (22.6%) Peer 10 (24.2%) Peer 11 (9.3%) Peer 6 4.3% Peer 8 2.2% Peer 1 3.6% Peer 1 6.0% Peer 1 5.8% Peer 8 3.1% Peer 10 (2.8%) 9 Peer 9 2.2% Peer 7 (26.0%) Peer 11 (26.3%) Peer 8 (12.5%) Peer 5 3.2% MTB 1.2% Peer 11 3.0% MTB 5.0% Peer 3 5.5% Peer 7 2.7% Peer 3 (6.8%) 10 Peer 3 2.2% Peer 11 (31.2%) Peer 3 (29.7%) Peer 3 (12.9%) Peer 9 0.6% Peer 6 (0.5%) Peer 4 (0.8%) Peer 6 4.7% Peer 8 4.4% Peer 4 1.8% Peer 8 (6.8%) 11 Peer 6 0.5% Peer 3 (34.8%) Peer 8 (30.9%) Peer 7 (14.8%) Peer 8 0.1% Peer 9 (2.0%) Peer 8 (0.9%) Peer 4 3.4% Peer 4 3.1% Peer 10 (0.3%) Peer 5 (8.2%) 12 Peer 5 (9.1%) Peer 5 (41.7%) Peer 5 (35.5%) Peer 5 (15.5%) Peer 11 (14.4%) Peer 11 (3.4%) MTB (2.3%) Peer 8 (3.8%) Peer 10 3.1% Peer 3 (0.9%) Peer 11 (8.6%) Notes: 2017-LTM is through June 30, 2017 Refer to the appendix for the list of peers Source: SNL Financial and Company Reports

Core Deposit Trends – 3Q 2017 compared with 1Q 2016(1) Average total core deposits up about 1% Consumer deposits down a net $4.5 billion, rates down 14 bps Primarily due to higher cost Hudson City CDs maturing Over 20% of HCBK outflows offset by higher legacy M&T balances Commercial & Business banking deposits up 1.4% Trust deposits up about $1.6 billion, significant quarterly volatility due to customer activity Mortgage escrow deposits up $1.8 billion, tied to subservicing contracts Notes: (1) First full quarter following Hudson City merger

Annual Change – Average Deposit Balances Deposit Growth versus Peers Average Balances as a % of Average Diluted Shares Annual Change – Average Deposit Balances per Share Deposit growth exceeds peer median throughout the cycle CAGR Rank 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017-LTM 2008 to 2017-LTM 1 Peer 3 21.8% Peer 1 115.0% Peer 2 10.1% MTB 15.9% Peer 4 13.6% Peer 7 8.7% MTB 7.5% Peer 3 9.7% MTB 24.6% Peer 5 40.5% Peer 1 13.4% 2 Peer 1 13.7% Peer 2 23.2% MTB 7.0% Peer 2 15.4% Peer 10 13.2% Peer 5 6.5% Peer 2 6.5% Peer 6 8.6% Peer 5 22.3% Peer 3 34.4% MTB 10.8% 3 Peer 2 12.5% Peer 4 15.3% Peer 4 4.3% Peer 10 10.8% MTB 11.3% MTB 6.4% Peer 10 5.9% Peer 1 7.8% Peer 3 18.4% MTB 10.8% Peer 2 10.8% 4 Peer 7 8.3% Peer 8 14.0% Peer 3 3.4% Peer 4 5.2% Peer 2 10.6% Peer 2 6.3% Peer 3 5.8% Peer 2 7.7% Peer 4 13.7% Peer 2 10.1% Peer 3 8.2% 5 Peer 4 6.4% MTB 12.4% Peer 7 3.0% Peer 6 4.2% Peer 1 10.1% Peer 1 5.3% Peer 1 5.1% MTB 7.4% Peer 2 8.9% Peer 9 6.9% Peer 4 7.2% 6 MTB 6.1% Peer 7 5.9% Peer 11 2.0% Peer 3 3.6% Peer 3 7.5% Peer 10 4.4% Peer 7 4.7% Peer 4 7.3% Peer 6 6.8% Peer 4 6.4% Peer 5 5.3% 7 Peer 5 5.3% Peer 11 5.0% Peer 6 0.7% Peer 1 0.6% Peer 8 5.2% Peer 8 4.3% Peer 6 3.6% Peer 9 7.1% Peer 9 6.3% Peer 6 6.0% Peer 10 3.9% 8 Peer 8 4.9% Peer 3 4.1% Peer 10 (1.5%) Peer 7 0.0% Peer 5 4.3% Peer 3 1.9% Peer 5 3.0% Peer 10 6.5% Peer 1 4.4% Peer 8 4.5% Peer 8 3.9% 9 Peer 10 0.2% Peer 5 3.1% Peer 8 (2.6%) Peer 11 (0.8%) Peer 7 3.9% Peer 4 0.7% Peer 8 2.1% Peer 8 5.1% Peer 8 4.0% Peer 1 3.7% Peer 6 3.8% 10 Peer 9 (0.7%) Peer 6 2.7% Peer 9 (4.2%) Peer 8 (1.1%) Peer 6 2.8% Peer 6 0.5% Peer 11 0.9% Peer 7 4.9% Peer 11 1.1% Peer 7 0.8% Peer 7 3.7% 11 Peer 6 (3.2%) Peer 10 (4.6%) Peer 1 (4.2%) Peer 9 (3.4%) Peer 9 2.1% Peer 9 (0.0%) Peer 4 0.4% Peer 5 4.1% Peer 7 0.2% Peer 11 0.5% Peer 11 1.0% 12 Peer 11 (5.9%) Peer 9 (6.1%) Peer 5 (5.4%) Peer 5 (6.5%) Peer 11 (0.4%) Peer 11 (2.8%) Peer 9 (0.8%) Peer 11 3.6% Peer 10 (1.0%) Peer 10 0.2% Peer 9 0.6% CAGR Rank 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017-LTM 2008 to 2017-LTM 1 Peer 2 12.5% Peer 1 61.9% Peer 2 6.5% Peer 2 15.3% Peer 4 13.0% Peer 7 14.9% Peer 7 11.1% Peer 3 11.8% Peer 2 12.0% Peer 2 13.0% Peer 2 11.2% 2 Peer 1 10.0% Peer 2 16.4% MTB 3.4% MTB 11.9% Peer 2 12.2% Peer 5 10.1% Peer 2 8.6% Peer 6 11.3% Peer 6 10.5% Peer 9 10.6% Peer 1 8.8% 3 Peer 4 6.2% MTB 8.6% Peer 9 (4.2%) Peer 4 4.6% Peer 1 9.5% Peer 2 9.0% Peer 3 7.1% Peer 1 11.1% Peer 5 10.0% Peer 5 10.5% MTB 6.6% 4 Peer 7 5.8% Peer 4 0.2% Peer 4 (5.4%) Peer 10 3.0% Peer 10 9.5% Peer 10 7.5% Peer 5 7.0% Peer 9 11.0% Peer 9 9.2% Peer 6 9.6% Peer 4 2.3% 5 MTB 5.2% Peer 8 (0.2%) Peer 7 (6.4%) Peer 1 (0.5%) MTB 8.3% Peer 1 4.7% Peer 10 6.8% Peer 2 10.2% MTB 9.0% Peer 1 7.6% Peer 10 1.7% 6 Peer 8 4.4% Peer 10 (4.8%) Peer 6 (11.7%) Peer 6 (1.5%) Peer 3 8.0% Peer 3 4.3% MTB 5.6% Peer 7 9.5% Peer 1 8.7% MTB 7.5% Peer 9 1.4% 7 Peer 10 3.5% Peer 9 (6.1%) Peer 1 (14.6%) Peer 11 (3.3%) Peer 8 4.9% MTB 3.8% Peer 6 4.7% Peer 10 9.0% Peer 11 6.9% Peer 11 6.0% Peer 7 (0.0%) 8 Peer 3 0.9% Peer 6 (17.8%) Peer 10 (15.0%) Peer 9 (3.4%) Peer 7 4.4% Peer 8 3.7% Peer 1 4.1% Peer 5 8.2% Peer 7 5.9% Peer 7 4.6% Peer 6 (0.4%) 9 Peer 9 (0.7%) Peer 7 (19.4%) Peer 11 (17.8%) Peer 8 (10.1%) Peer 5 3.5% Peer 6 0.3% Peer 11 2.6% Peer 11 7.8% Peer 4 5.7% Peer 8 3.1% Peer 8 (3.7%) 10 Peer 6 (2.5%) Peer 11 (26.2%) Peer 3 (24.5%) Peer 5 (12.3%) Peer 9 2.1% Peer 9 (0.0%) Peer 9 (0.4%) Peer 4 3.1% Peer 3 5.3% Peer 4 2.9% Peer 3 (4.6%) 11 Peer 11 (3.5%) Peer 3 (28.5%) Peer 5 (24.9%) Peer 3 (12.9%) Peer 6 0.8% Peer 4 (0.0%) Peer 4 (1.5%) MTB 2.9% Peer 8 3.7% Peer 3 2.0% Peer 5 (4.8%) 12 Peer 5 (7.4%) Peer 5 (33.4%) Peer 8 (27.0%) Peer 7 (15.8%) Peer 11 (9.6%) Peer 11 (4.4%) Peer 8 (2.4%) Peer 8 (0.5%) Peer 10 1.3% Peer 10 0.3% Peer 11 (5.6%) Notes: 2017-LTM is through June 30, 2017 Refer to the appendix for the list of peers Source: SNL Financial and Company Reports

Annual Change –PPNR Pre-Tax Pre-Provision Net Revenue (PPNR) versus Peers Average Balances as a % of Average Diluted Shares Annual Change – PPNR per Share CAGR Rank 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017-LTM 2008 to 2017-LTM 1 Peer 3 20.0% Peer 1 164.6% Peer 6 75.4% Peer 8 32.5% Peer 6 83.6% Peer 1 26.4% Peer 8 63.9% Peer 7 17.8% Peer 8 62.2% Peer 3 33.1% Peer 8 12.0% 2 Peer 4 16.0% Peer 7 127.4% Peer 5 66.2% Peer 2 4.9% Peer 4 35.7% Peer 7 12.5% Peer 6 19.9% Peer 6 9.4% MTB 21.9% Peer 5 27.4% Peer 5 10.8% 3 Peer 1 14.6% Peer 9 38.7% MTB 30.0% MTB 4.8% MTB 17.3% MTB 8.6% Peer 10 15.7% Peer 3 7.1% Peer 4 21.7% Peer 10 25.7% Peer 1 9.4% 4 Peer 6 9.9% Peer 5 21.1% Peer 8 14.1% Peer 9 4.1% Peer 10 14.8% Peer 10 (1.5%) Peer 5 4.8% Peer 11 6.2% Peer 9 20.5% Peer 8 23.1% MTB 9.0% 5 Peer 2 1.7% Peer 8 18.0% Peer 2 4.5% Peer 7 (9.1%) Peer 3 12.0% Peer 5 (4.1%) Peer 3 1.1% MTB 4.4% Peer 6 9.4% Peer 9 21.0% Peer 9 6.9% 6 MTB (0.3%) Peer 2 13.8% Peer 9 (1.6%) Peer 5 (10.1%) Peer 7 11.5% Peer 4 (5.0%) Peer 2 0.5% Peer 5 2.7% Peer 11 9.2% MTB 18.0% Peer 3 6.1% 7 Peer 7 (12.5%) Peer 4 9.5% Peer 4 (6.0%) Peer 3 (11.9%) Peer 11 10.8% Peer 2 (5.0%) Peer 11 (3.6%) Peer 4 2.2% Peer 3 8.6% Peer 1 5.1% Peer 2 3.4% 8 Peer 10 (20.2%) Peer 10 1.1% Peer 1 (8.7%) Peer 10 (14.1%) Peer 2 7.1% Peer 3 (5.9%) Peer 1 (5.6%) Peer 9 0.1% Peer 2 3.0% Peer 11 5.0% Peer 7 2.6% 9 Peer 5 (59.5%) MTB (2.5%) Peer 11 (15.5%) Peer 11 (14.4%) Peer 5 3.0% Peer 11 (8.8%) MTB (9.4%) Peer 10 (0.1%) Peer 10 2.2% Peer 2 4.8% Peer 10 1.5% 10 Peer 9 (61.0%) Peer 6 (51.4%) Peer 10 (17.8%) Peer 6 (17.1%) Peer 1 (4.8%) Peer 8 (42.6%) Peer 4 (10.7%) Peer 2 (1.3%) Peer 1 (2.0%) Peer 4 4.1% Peer 4 1.3% 11 Peer 8 (62.5%) Peer 3 n/a Peer 7 (42.5%) Peer 4 (21.3%) Peer 8 (6.7%) Peer 6 (47.5%) Peer 7 (17.1%) Peer 1 (1.9%) Peer 5 (9.6%) Peer 6 2.6% Peer 6 (0.3%) 12 Peer 11 n/a Peer 11 n/a Peer 3 n/a Peer 1 (22.5%) Peer 9 (12.3%) Peer 9 (304.9%) Peer 9 (152.4%) Peer 8 (6.0%) Peer 7 (12.8%) Peer 7 (15.4%) Peer 11 n/a CAGR Rank 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017-LTM 2008 to 2017-LTM 1 Peer 4 15.8% Peer 1 101.1% Peer 6 53.8% Peer 8 20.5% Peer 6 80.1% Peer 1 25.7% Peer 8 56.7% Peer 7 23.0% Peer 8 61.7% Peer 10 25.7% Peer 9 8.0% 2 Peer 6 10.7% Peer 7 73.1% Peer 5 31.9% Peer 2 4.8% Peer 4 35.0% Peer 7 18.9% Peer 6 21.1% Peer 6 12.1% Peer 9 23.8% Peer 9 25.2% Peer 1 5.0% 3 Peer 1 10.6% Peer 9 38.7% MTB 25.6% Peer 9 4.1% MTB 14.2% MTB 5.9% Peer 10 16.6% Peer 11 10.4% Peer 11 15.6% Peer 8 21.4% MTB 4.8% 4 Peer 2 1.7% Peer 2 7.5% Peer 2 1.1% MTB 1.2% Peer 3 12.5% Peer 10 1.4% Peer 5 8.9% Peer 3 9.2% Peer 4 13.1% MTB 14.5% Peer 8 3.9% 5 Peer 3 (0.5%) Peer 8 3.3% Peer 9 (1.6%) Peer 5 (15.7%) Peer 7 12.0% Peer 5 (0.8%) Peer 2 2.5% Peer 5 6.8% Peer 6 13.1% Peer 11 10.8% Peer 2 3.7% 6 MTB (1.1%) Peer 10 0.8% Peer 8 (14.5%) Peer 11 (16.5%) Peer 10 11.0% Peer 2 (2.6%) Peer 3 2.4% Peer 9 3.8% MTB 6.6% Peer 1 9.0% Peer 5 0.1% 7 Peer 7 (14.5%) Peer 4 (4.8%) Peer 4 (14.7%) Peer 10 (20.2%) Peer 2 8.6% Peer 3 (3.7%) Peer 11 (2.0%) Peer 10 2.3% Peer 2 5.9% Peer 2 7.6% Peer 10 (0.6%) 8 Peer 10 (17.5%) MTB (5.8%) Peer 1 (20.1%) Peer 6 (21.6%) Peer 5 2.2% Peer 4 (5.7%) Peer 1 (6.5%) Peer 1 1.1% Peer 10 4.6% Peer 6 6.1% Peer 7 (1.1%) 9 Peer 9 (61.0%) Peer 5 (21.8%) Peer 10 (29.1%) Peer 4 (21.8%) Peer 11 0.5% Peer 11 (10.3%) MTB (11.0%) Peer 2 1.0% Peer 1 2.2% Peer 3 1.0% Peer 4 (3.4%) 10 Peer 8 (62.6%) Peer 6 (61.1%) Peer 11 (31.9%) Peer 1 (23.4%) Peer 1 (5.3%) Peer 8 (42.9%) Peer 7 (12.0%) MTB 0.1% Peer 3 (3.4%) Peer 4 0.6% Peer 6 (4.2%) 11 Peer 5 (64.3%) Peer 3 n/a Peer 7 (47.7%) Peer 7 (23.4%) Peer 8 (7.0%) Peer 6 (47.6%) Peer 4 (12.4%) Peer 4 (1.8%) Peer 7 (7.8%) Peer 5 0.2% Peer 3 (6.4%) 12 Peer 11 n/a Peer 11 n/a Peer 3 n/a Peer 3 (25.9%) Peer 9 (12.3%) Peer 9 (304.9%) Peer 9 (152.6%) Peer 8 (11.0%) Peer 5 (18.7%) Peer 7 (12.3%) Peer 11 n/a PPNR growth exceeds peer median through the cycle, driven by loan growth, stable core funding, and consistent operating efficiency Notes: 2017-LTM is through June 30, 2017 Refer to the appendix for the list of peers Source: SNL Financial and Company Reports

Notes: TCE/TA range , volatility, and minimums are from 2007-2016 annuals and 3Q 2017. Volatility is calculated as standard deviation of ROTCE Refer to the appendix for the list of peers Source: SNL Financial. Low Return Volatility Validates Below Peer Capital Levels TCE/TA Above Peer Median TCE/TA Below Peer Median TCE/TA vs. Peer Median: 2007 – 3Q 2017 2000Y 2001Y 2002Y 2003Y 2004Y 2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q3 Min Max Historical Average Current volatility MTB M&T MTB 5.4092805385676977E-2 5.5384153066840011E-2 6.1501621087207026E-2 5.5103567455571489E-2 5.4600000000000003E-2 5.57E-2 5.8400000000000001E-2 5.0099999999999999E-2 4.5900000000000003E-2 5.1299999999999998E-2 6.1899999999999997E-2 6.4000000000000001E-2 7.1999999999999995E-2 4.7561261585223023E-2 5.1095752444991538E-2 8.6900000000000005E-2 8.9200000000000002E-2 9.0203090850977441E-2 4.5900000000000003E-2 9.0203090850977441E-2 6.1899999999999997E-2 9.0203090850977441E-2 BBT BB&T 6.8702516430214577E-2 7.4580772083614202E-2 7.0403194154523424E-2 6.8437109169597776E-2 6.5053071756599745E-2 6.1149297768426703E-2 5.5682422991679748E-2 5.4748601776345572E-2 4.7466335366770154E-2 5.9706842538528905E-2 6.5884685158670755E-2 6.482746854557199E-2 6.5558284601707123E-2 7.2727113919201308E-2 8.0040356545982114E-2 7.7064887777196736E-2 7.824841451931118E-2 7.8280002095467593E-2 4.7466335366770154E-2 8.0040356545982114E-2 6.5884685158670755E-2 7.8280002095467593E-2 USB US Bancorp 6.40676474435974E-2 5.7529229983088584E-2 5.9051183115615268E-2 6.4998762818574224E-2 6.3263651012154393E-2 5.7013678303432271E-2 5.2457939387014769E-2 4.8033883621312029E-2 3.2371917099252086E-2 5.2170445608710585E-2 5.8904730716912691E-2 6.521258655298845E-2 7.0541229019087826E-2 7.4677781919640335E-2 7.2942759364066551E-2 7.4508271143976651E-2 7.3326026944981984E-2 7.6734052400602895E-2 3.2371917099252086E-2 7.6734052400602895E-2 7.0541229019087826E-2 7.6734052400602895E-2 ZION Zions 5.3407259223253192E-2 5.9808011807249518E-2 6.0597583612844355E-2 6.5281188060975298E-2 6.7974541009685599E-2 5.2869388080220438E-2 5.9775483312113825E-2 5.6977398221567638E-2 5.8670559529376436E-2 6.1206475116783364E-2 6.9865067808557113E-2 6.7696281513545162E-2 7.0872996773319125E-2 8.0210541348855816E-2 9.4818292401221485E-2 9.6328655932854654E-2 9.4864625874219843E-2 9.5713201233209907E-2 5.6977398221567638E-2 9.6328655932854654E-2 7.0872996773319125E-2 9.5713201233209907E-2 HBAN Huntington 5.7849835155424446E-2 6.1125774618659312E-2 7.5791127282719459E-2 6.7811943331824304E-2 7.1769787554621031E-2 7.1910805358980132E-2 6.8701385054675074E-2 4.8137416198785102E-2 3.8037320321686961E-2 5.7347204358270891E-2 7.4248025040456675E-2 8.1960789864859121E-2 8.6859795353309552E-2 8.7811131405391582E-2 8.1348419563312152E-2 7.7887304689633327E-2 7.025664827933023E-2 7.4200000000000002E-2 3.8037320321686961E-2 8.7811131405391582E-2 7.4248025040456675E-2 7.4200000000000002E-2 STI SunTrust 7.5177720468895509E-2 7.5752291644594807E-2 6.5249814342520571E-2 6.8182792454801425E-2 5.6783466043754963E-2 5.5604289508098349E-2 5.7474306429764047E-2 5.9867260010076313E-2 5.447298110735118E-2 6.5733220441241927E-2 6.9760284442672085E-2 7.772403344230748E-2 8.2098908752359007E-2 8.3900868274681725E-2 8.3229481899393748E-2 8.5344508605673844E-2 8.0123043943899297E-2 8.1000000000000003E-2 5.447298110735118E-2 8.5344508605673844E-2 8.0123043943899297E-2 8.1000000000000003E-2 KEY Key 6.1286776623053436E-2 6.3358821904081791E-2 6.7735113874901831E-2 6.9689584271140831E-2 6.3578872737095365E-2 6.6969895666452423E-2 7.0317509756546076E-2 6.4878291697695809E-2 5.9078271145427221E-2 7.5481815595244792E-2 8.1978586090572181E-2 9.8840888268819399E-2 0.10127318784034077 9.7926444218229131E-2 9.8689621532076499E-2 9.9634676145339648E-2 8.0663022129684653E-2 8.4900000000000003E-2 5.9078271145427221E-2 0.10127318784034077 8.4900000000000003E-2 8.4900000000000003E-2 RF Regions 6.8704623060602044E-2 6.7523572426397199E-2 6.6175713155195645E-2 7.039928556033484E-2 6.8340063819570987E-2 6.6371406332480495E-2 6.5286243844608807E-2 5.8788566175378712E-2 5.2251822638794188E-2 6.0300588266532736E-2 5.8583388469125808E-2 6.5435259223067088E-2 8.5962290276230813E-2 9.1684807230355145E-2 9.6771443133958357E-2 9.0574491360139037E-2 8.9081855370805776E-2 9.1800000000000007E-2 5.2251822638794188E-2 9.6771443133958357E-2 8.5962290276230813E-2 9.1800000000000007E-2 FITB Fifth Third 9.4303303898777377E-2 9.5303567565345998E-2 9.4203382448609832E-2 8.4442314226831142E-2 8.3424903891630861E-2 6.8643902956957797E-2 7.7854882918195895E-2 6.0400775466525412E-2 4.3220196822638397E-2 6.651295469960343E-2 7.3003393946782819E-2 9.0940568265048191E-2 9.1353129139703337E-2 8.7386872111989963E-2 8.7066885884933831E-2 8.7127915306203604E-2 8.9082222562492083E-2 0.09 4.3220196822638397E-2 9.1353129139703337E-2 8.7127915306203604E-2 0.09 PNC PNC 5.964859595501823E-2 5.3973716278260517E-2 6.8849976105228541E-2 6.2983352668924228E-2 5.6807456408147466E-2 5.0454078122254116E-2 7.3401844430510801E-2 4.6080767151974865E-2 2.7345591220989091E-2 4.3651300702811126E-2 8.0448651625110501E-2 8.9146427530478398E-2 8.6685060928291285E-2 9.2661478287929575E-2 9.2386764746269598E-2 9.099517163880029E-2 9.0477742434851488E-2 9.072403815415217E-2 2.7345591220989091E-2 9.2661478287929575E-2 8.9146427530478398E-2 9.072403815415217E-2 CFG Citizens 3.6209495590311773E-2 3.1194555498348913E-2 3.7643114724049409E-2 2.8772197727434015E-2 4.0932500651742726E-2 4.5408593652990978E-2 5.6228112616927776E-2 4.847684655317374E-2 4.2956446782187407E-2 7.6591235457156889E-2 9.5627023483492335E-2 0.10185460831153631 0.11031971359667575 0.10671065793716301 9.8211773622979434E-2 9.5066860392163152E-2 8.8180477250970737E-2 9.3182351075127928E-2 4.2956446782187407E-2 0.11031971359667575 9.5066860392163152E-2 9.3182351075127928E-2 CMA Comerica 8.1214940232100574E-2 8.8281057520330997E-2 8.8327107464325108E-2 9.2222905605923083E-2 9.3151263341495469E-2 9.0782060162018896E-2 8.5394059706831033E-2 7.9319214163285467E-2 7.1905836515971988E-2 7.9748998574478494E-2 0.10478163921138618 0.10257068172587401 9.7096744657151263E-2 0.10046754631177537 9.8152433535241709E-2 9.6890657052661658E-2 9.8651749413321235E-2 0.10349999999999999 7.1905836515971988E-2 0.10478163921138618 9.8152433535241709E-2 0.10349999999999999 Median 6.2677212033325422E-2 6.2242298261370552E-2 6.6955413515048745E-2 6.7997367893312871E-2 6.4315972246847555E-2 5.9081488035929483E-2 6.2530863578361323E-2 5.5862999998956608E-2 4.6683167683385082E-2 6.075353169165805E-2 7.1434230877669966E-2 7.9842411653583301E-2 8.6323675602261049E-2 8.7599001758690773E-2 8.9726825315601721E-2 8.8851203333171314E-2 8.8631166310888257E-2 9.0101545425488719E-2 USB US Bancorp Peer 2 .1% -0.5% -0.8% -0.3% -0.1% -0.2% -1.7% -0.8% -1.4% -0.9% -1.3% -1.5% -1.6% -1.3% -1.7% -1.4% -1.5% -1.3% -1.7% -0.8% -1.3% -1.3% 7.1% 0.17908023757687042 MTB M&T MTB -0.9% -0.7% -0.5% -1.3% -0.97159722468475526 -0.3% -0.4% -0.6% .1% -0.9% -0.95342308776699691 -1.6% -1.4% -4.4% -3.9% -0.2% 56883368911174459.6% 10154542548872214.1% -4.4% 56883368911174459.6% -1.2% 10154542548872214.1% 3.5% 0.1225 PNC PNC Peer 1 -0.3% -0.8% .2% -0.5% -0.8% -0.9% 1.9% -0.97822328469817435 -1.9% -1.7% .9% .9% 36138532603023632.4% .5% .3% .2% .2% 62249272866345129.6% -1.9% .9% -0.1% 62249272866345129.6% 5.3% 0.11618685931813508 BBT BB&T Peer 4 .6% 1.2% .3% 43974127628490511.4% 73709950975218985.7% .2% -0.7% -0.1% 78316768338507203.8% -0.1% -0.6% -1.5% -2.8% -1.5% -0.96864687696196078 -1.2% -1.4% -1.2% -2.8% 78316768338507203.8% -0.9% -1.2% 5.2% 9.6% CMA Comerica Peer 10 1.9% 2.6% 2.1% 2.4% 2.9% 3.2% 2.3% 2.3% 2.5% 1.9% 3.3% 2.3% 1.8% 1.3% .8% .8% 1.2% 1.3% .8% 3.3% 1.7% 1.3% 4.2% -1.9924427574793836 CFG Citizens Peer 9 -2.6% -3.1% -2.9% -3.9% -2.3% -1.4% -0.6% -0.7% -0.4% 1.6% 2.4% 2.2% 2.4% 1.9% .8% .6% .-45068905991751951 .3% -0.7% 2.4% 1.1% ..3% 6.9% -8.8% STI SunTrust Peer 6 1.3% 1.4% -0.2% 18542456148855357.2% -0.8% -0.3% -0.5% .4% .8% .5% -0.2% -0.2% -0.4% -0.4% -0.6% -0.4% -0.9% -0.9% -0.9% .8% -0.2% -0.9% 8.6% -0.11931525999541777 RF Regions Peer 11 .6% .5% .1% .2% .4% .7% .3% .3% ..6% .-45294342512531421 -1.3% -1.4% .-36138532603023632 .4% .7% .2% 45068905991751951.5% .2% -1.4% .7% .-41593159154247036 .2% 0.1070803252774301 -0.13399733219186719 KEY Key Peer 5 -0.1% .1% 77970035985308606.8% .2% .1% .8% .8% .9% 1.2% 1.5% 1.5% 1.9% 1.5% 1.3% .9% 1.8% -0.8% -0.5% -0.8% 1.9% .9% -0.5% 0.11765522489100733 -0.19549746821478611 FITB Fifth Third Peer 7 3.2% 3.3% 2.7% 1.6% 1.9% .95624149210283144 1.5% .5% -0.3% .6% .2% 1.1% .5% .-21212964670080936 -0.3% -0.2% 45105625160382634.5% .-10154542548872214 -0.3% 1.1% .2% .-10154542548872214 0.1242629930150204 -0.21822855202623742 ZION Zions Peer 8 -0.9% -0.2% -0.6% -0.3% .4% -0.6% -0.3% .1% 1.2% 45294342512531421.5% -0.2% -1.2% -1.5% -0.7% .5% .7% .6% .6% -1.5% 1.2% 12857600928688206.1% .6% 0.13031466421775709 -0.31162349917876159 HBAN Huntington Peer 3 -0.5% -0.1% .9% .-18542456148856745 .7% 1.3% .6% -0.8% -0.9% -0.3% .3% .2% 53611975104850274.5% 21212964670080936.2% -0.8% -1.0963898643537986 -1.8% -1.6% -1.8% .3% -0.6% -1.6% 0.15761756301035595 -0.37817899240053016 Volatility Min MTB MTB 3.5% 0.1225 BBT Peer 4 5.2% 9.6% CFG Peer 9 6.9% -8.8% CMA Peer 10 4.2% -1.9924427574793836 FITB Peer 7 0.1242629930150204 -0.21822855202623742 HBAN Peer 3 0.15761756301035595 -0.37817899240053016 KEY Peer 5 0.11765522489100733 -0.19549746821478611 PNC Peer 1 5.3% 0.11618685931813508 RF Peer 11 0.1070803252774301 -0.13399733219186719 STI Peer 6 8.6% -0.11931525999541777 USB Peer 2 7.1% 0.17908023757687042 ZION Peer 8 0.13031466421775709 -0.31162349917876159 Minimum ROTCE 0.17908023757687042 0.1225 0.11618685931813508 9.6% -1.9924427574793836 -8.8% -0.11931525999541777 -0.13399733219186719 -0.19549746821478611 -0.21822855202623742 -0.31162349917876159 -0.37817899240053016 ROTCE Volatility 7.1% 3.5% 5.3% 5.2% 4.2% 6.9% 8.6% 0.1070803252774301 0.11765522489100733 0.1242629930150204 0.13031466421775709 0.15761756301035595 Peer 2 MTB Peer 1 Peer 4 Peer 10 Peer 9 Peer 6 Peer 11 Peer 5 Peer 7 Peer 8 Peer 3

Total Payout Ratio Since CCAR 2016 (3Q 2016 – 3Q 2017) Focus on Capital Return Notes: Payout ratios in relation to net income excluding merger-related charges and intangible amortization on an after-tax basis Refer to the appendix for the list of peers Source: Company reports and SNL Financial M&T’s TCE/TA ratio increased during the past year even with a >100% total payout and above-average dividend payout

M&T’s Acquisitions vs. Bank Acquisitions Greater Than $1B Since 2000 Disciplined Approach to Acquisitions Source: SNL Financial, Company Filings (1) Deal value at announcement and tangible common equity at most recent quarter before announcement (2) Although M&T’s acquisitions of Provident and Wilmington were both less than $1.0 billion in deal value, they have been included for reference

M&T Outlook Summary for Remainder of 2017 Earning Asset / Loan Growth Continue to expect low-single digit overall loan growth – full year 2017 average over 2016 Slightly more positive tone from borrowers entering the fourth quarter Net Interest Income / Margin Potential for modest NIM pressure without further Fed action to raise short term rates Re-pricing of longer-dated Hudson City consumer time deposits continues Fee Income / Expenses Soft mortgage banking activity; good momentum in other fee categories Nominal growth in 2017 operating expenses over 2016 level, excl. $50 million 3Q legal accrual Credit Credit conditions & near term loss outlook remain stable Capital Strong, high quality capital generation Current capital levels exceed peers despite lower credit and return volatility

Appendix and GAAP Reconciliations

Earnings & Dividend Growth: 1983 – Q3 2017 15% Net Operating EPS CAGR 13% Dividend CAGR

Of the largest 100 banks operating in 1983, only 23 remain today. Among the remaining, M&T ranks 1st in stock price growth M&T Bank Corporation…a solid investment (1) 1983 Stock Prices Source: Compustat, Bigcharts.com, and/or Company website

18.8% Annual rate of return since 19801 In the top 30 of the entire universe2 of U.S. based stocks traded publicly since 1980 M&T Bank Corporation…a solid investment $1,518 invested in M&T in 1980 would be worth $1 million as of today CAGR calculated assuming reinvestment of dividends through September 30, 2017 Includes 558 U.S. based publically traded stocks

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

BB&T Corporation PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp SunTrust Banks, Inc. Huntington Bancshares Incorporated Zions Bancorporation KeyCorp M&T Peer Group U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc.